UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2012

Bio-Reference Laboratories, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-15266	22-2405059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

481 Edward H. Ross Drive, Elmwood Park, NJ	07407
(Address of principal executive offices)	(Zip Code)

(201) 791-2600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)          The annual meeting of stockholders of Bio-Reference Laboratories, Inc. was held on July 12, 2012.

(b)         Stockholders voted on the matters set forth below:

Proposal 1. Election of Directors:

	For	Authority Withheld
Joseph Benincasa	19,872,321	879,144
Gary Lederman	19,481,454	1,270,011
John Roglieri	19,329,351	1,422,114

Proposal 2. Advisory Vote on Executive Compensation:

For	Against	Abstain
15,168,591	5,290,073	292,801

Proposal 3. To Transact Such Other Business as may Properly Come Before the Meeting:

For	Against	Abstain
8,598,602	11,842,218	310,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOREFERENCE LABORATORIES, INC.

Dated:	August 7, 2012	By	/S/ Sam Singer
Sam Singer, CFO